UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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KANDI TECHNOLOGIES GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KANDI TECHNOLOGIES GROUP, INC.

November 15, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders for the year ended December 31, 2018 (the “Annual Meeting”), of Kandi Technologies Group, Inc., a Delaware corporation (the “Company” or “Kandi”), to be held at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China on December 30, 2019, at 7:00 a.m. E.T. (8:00 p.m. local time).

The Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the Annual Meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. We are providing our stockholders access to our proxy materials and our Annual Report on Form 10-K for fiscal year ended December 31, 2018 (the “Annual Report”) over the Internet. This allows us to provide you with information relating to our Annual Meeting of Stockholders for the year ended December 31, 2018 in a fast and efficient manner. On or about November 20, 2019, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and the Annual Report online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board of Directors, President and Chief Executive Officer

KANDI TECHNOLOGIES GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 30, 2019

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders for the year ended December 31, 2018 of Kandi Technologies Group, Inc., a Delaware corporation, will be held at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China on December 30, 2019, at 7:00 a.m. E.T. (8:00 p.m. local time), to consider and act upon the following:

1.	To elect seven directors, each to serve until the Annual Meeting of Stockholders for the year ended December 31, 2019;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2019;

3.	To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

Stockholders of record at the close of business on November 1, 2019 are entitled to receive notice of and to vote at Annual Meeting of Stockholders for the year ended December 31, 2018 and any adjournments thereof. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

Jinhua, Zhejiang Province, China
November 15, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 30, 2019:

WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2018, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2018, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

KANDI TECHNOLOGIES GROUP, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 30, 2019

We are furnishing this proxy statement to the stockholders of Kandi Technologies Group, Inc., a Delaware corporation in connection with the solicitation, by the Board of Directors of Kandi Technologies Group, Inc. (the “Board”), of proxies to be voted at our Annual Meeting of Stockholders for the year ended December 31, 2018 (the “Annual Meeting”) to be held at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China on December 30, 2019, at 7:00 a.m. E.T. (8:00 p.m. local time), and at any adjournments or postponements of the meeting.

When used in this proxy statement, the terms “we,” “us,” “our,” the “Company” and “Kandi” refer to Kandi Technologies Group, Inc., a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

On or about November 20, 2019, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K for fiscal year ended December 31, 2018 (the “Annual Report”) online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

This proxy statement, our Annual Report and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our Annual Meeting are available by calling +86-579-8223-9856 or by written request to Zhu Xiaoying, at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

ABOUT THE ANNUAL MEETING

General: Date, Time and Place

We are providing this proxy statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our Annual Meeting or any postponement or adjournment of that meeting. The Annual Meeting will be held on December 30, 2019, at 7:00 a.m. E.T. (8:00 p.m. local time) at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China.

Matters to be Considered and Voted Upon

At the Annual Meeting, stockholders will be asked to elect the nominees named herein as directors to serve until the Annual Meeting of Stockholders for the year ended December 31, 2019; to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2019 and to conduct an advisory vote on the compensation of our named executive officers. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established November 1, 2019 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the Annual Meeting. At the close of business on the record date, we had 52,839,441 shares of our common stock outstanding.

Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at www.proxyvote.com on or about November 20, 2019 to all stockholders entitled to vote at the Annual Meeting. A copy of the Company’s Annual Report will be made available at www.proxyvote.com concurrently with these proxy solicitation materials.

The Company is furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs incurred by us for the Annual Meeting and help to conserve natural resources. On or about November 20, 2019, we will mail to each stockholder of record and beneficial owner (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials”, that contains instructions on how to access and review the proxy materials, including this proxy statement and the Annual Report, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Company’s Bylaws, the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Approval of the Appointment of the Independent Auditor. Under Delaware law and the Company’s Bylaws, the required vote to approve the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2019, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Advisory Vote on Executive Compensation. Under Delaware law and the Company’s Bylaws, the required vote to approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”), is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine”, the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Annual Meeting or vote, most conveniently vote by telephone, Internet or mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Zhu Xiaoying, located in Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169. Our Board has selected each of Hu Xiaoming and Zhu Xiaoying to serve as proxies.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 6:00 P.M. Eastern Time on December 29, 2019.

In Person - stockholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR the election of each nominee for director named herein, FOR the appointment of Marcum Bernstein & Pinchuk LLP as Independent auditor for the fiscal year ended December 31, 2019, and FOR the approval of the compensation of our named executive officers described in this proxy statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC.

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to Zhu Xiaoying, located Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China or to Kewa Luo located at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169.

3.	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Zhu Xiaoying at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China or to Kewa Luo located at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169. We agree to deliver promptly, upon written or oral request, a separate copy of this proxy statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for Annual Meeting of Stockholders for the year ended December 31, 2019

Stockholder proposals will be considered for inclusion in the proxy statement for the Annual Meeting of Stockholders for the year ended December 31, 2019 in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before September 29, 2020.

Stockholders who intend to present a proposal at the Annual Meeting of Stockholders for the year ended December 31, 2019 without inclusion of such proposal in our proxy materials for the Annual Meeting of Stockholders for the year ended December 31, 2019 are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than August 30, 2020, but no later than September 29, 2020, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our Annual Meeting of Stockholders for the year ended December 31, 2018 may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the Annual Meeting of Stockholders for the year ended December 31, 2019 should be addressed to Zhu Xiaoying at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China.

Voting Results of Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than eleven (11) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of six (6) members. All of our current directors, except for Mr. Zhu Feng, will stand for re-election at the Annual Meeting. Among the total seven nominees for election at the Annual Meeting, five were previously elected by our stockholders at the Annual Meeting of Stockholders for the year ended December 31, 2017. Two nominees, i.e., Ms. Wang Lin and Mr. Sun Chenming are newly nominated to the slate of directors to be elected at the Annual Meeting.

If elected as a director at the Annual Meeting, each of the nominees will serve a one-year term expiring at the Annual Meeting of Stockholders for the year ended December 31, 2019 and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

The following table sets forth certain information regarding our director nominees:

Name	Age	Position	Served From
Hu Xiaoming	62	Chairman of the Board, President and Chief Executive Officer	June 2007
Chen Liming (1), (2), (3)	82	Director (Independent)	May 2012
Lin Yi (2), (3)	66	Director (Independent)	May, 2017
Jerry Lewin (1)	64	Director (Independent)	November 2010
Henry Yu (1),(2),(3)	65	Director (Independent)	July 2011
Sun Chenming	55	Director nominee	-
Wang Lin	31	Director nominee	-

All directors nominees, if elected, are expected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

Biographical Information of the Director Nominees

Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in June 2007. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as the Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) the General Manager of the Wan Xiang Battery Company. Mr. Hu personally owned 4 invention patents and 7 utility model patents, which he transferred to the Company in fiscal year 2012. Mr. Hu’s experience as our Chief Executive Officer and President, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Sun Chenming, an international certified management accountant, currently serves as the deputy general manager of Zhejiang Kandi Vehicles Co., Ltd. (“Kandi Vehicles”). Mr. Sun joined the Kandi Vehicles in October 2007, since when he has been serving Kandi Vehicles as the general manager of the enterprise management department and the general manager of Kandi automobile business department. Mr. Sun has been responsible for the financial internal control audit business of the Company since 2013. Mr. Sun graduated from HeFei University of Technology in July 1987 and then worked in Zhejiang Sifang Group Company from August 1987 to October 2007, serving as its manager of quality management department, general quality engineer, and manager of enterprise management department, etc. He has a theoretical foundation and rich practical experiences in the establishment, operation and monitoring of the enterprise management system and financial internal control management system of public companies. Mr. Sun has a solid understanding and hands-on experience for the regulations of U.S. public companies with respect to the internal control of financial reporting and the internal control evaluation system standard of COSO financial system which is commonly used by public companies. Mr. Sun’s strong experience in the accounting and engineering industry qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve as a director.

Wang Lin has been serving as Chief Financial Officer Assistant of the Company since June 2015. Before joining the Company, Ms. Wang served as Fund Accountant of State Street Technology (Zhejiang) Co., Ltd. from December 2014 to June 2015. At the Company, Ms. Wang is responsible for the preparation of consolidated financial statements in accordance with the U.S. GAAP standards, and the preparation of SEC reports, including the Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q. Ms. Wang has knowledge of the basic U.S. GAAP standards and SEC regulations. She is also familiar with the culture and business process of the Company. Mastering good communication and coordination skills, Ms. Wang also has financial management experience of U.S. listed companies. Ms. Wang received her Bachelor degree in Finance from Zhejiang Gongshang University in 2011 and received her Master degree in Accounting from Hofstra University in 2014. Ms. Wang’s accounting knowledge and excellent management and communication skills qualify her to serve on our Board and led the Board to conclude that she should be nominated to serve as a director.

Chen Liming was appointed as a director of the Company on May 1, 2012. Mr. Chen serves as an advisor to AA Wind & Solar Energy Development Group, LLC. Prior to his current position, from February 2009 to October 2010, Mr. Chen participated in a joint venture with Mr. Qiu Youmin, the former designer of Geely Automobile Co., Ltd., and assisted in the development of super mini three seat pure electric vehicles. From June 2008 to July 2009, he participated in the development of Lithium Iron Phosphate Battery with Shanghai Yuankai Group. Mr. Chen served as a Professor of Electrical Engineering at Zhejiang University from 1983 to 1997. In addition, Mr. Chen served as a visiting scholar in the Electrical Engineering Department at Columbia University in New York City from 1981 to 1983 and as a professor in Electrical Engineering at Zhejiang University from 1960 to 1981. Mr. Chen received his bachelor degree from Southeast University in Jiangsu, China in 1960. Mr. Chen’s experience in the automobile and mini-car industries, extensive electrical engineering experience and knowledge, and knowledge of current corporate finance and accounting techniques and market activities qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Lin Yi was appointed as a director of Kandi on May 4, 2017. He has extensive experience in automotive engineering and multi-body system dynamics research. Throughout his career, he has been awarded numerous high-ranking national science and technology rewards. He served several key senior roles in academic and industrial organizations and was given Special Government Allowances from the State Council in 1992. Additionally, he was named an “Expert of China’s Machinery Industry” in 1995 and elected to the “Outstanding Young Science Talents in China’s Automobile Industry” in 1998. From 2007 to 2015, he served as a deputy chief engineer at Beijing Automotive Group Co., Ltd., as an executive director of Beijing Automotive New Energy Vehicle Co., Ltd., and as the executive vice president of Beijing Automotive Research Institute. Prior to that, he was a part-time professor at Beijing University of Technology, Beijing University of Aeronautics and Astronautics, Institute of Electrical Engineering at China Academy of Sciences, Shanghai Jiaotong University, and Hunan University. He was appointed as the dean of Automotive Engineering at Jilin University of Technology in 1996 and remained in that position until 2000. Mr. Lin’s extensive engineering experience, as well as his machinery and technical expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director. Mr. Lin’s experience in the automotive engineering and multi-body system dynamics research qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Jerry Lewin was appointed as a director of the Company in November 2010. Jerry Lewin became Senior Vice President of Field Profitability Globally of Hyatt Hotels Corporation in January of 2015. In his new responsibilities he and his team are to move the company forward with new initiatives to be the best operator in the Hospitality Industry. Prior to this promotion, he served as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing the hotels in North American continent. Mr. Lewin has been with Hyatt since 1987. In his past capacity as Senior Vice President of Operation Lewin supervised a number of areas, including finance, sales and marketing, public relations, customer service, engineering, and human resources. Lewin serves as a member of the Hyatt Hotels Corporation’s Managing Committee and sits on the board of directors of the New York City Hotel Association. Since July 2009, Mr. Lewin has served as a director of several companies in the past. Lewin currently serves as the President of the New York Law Enforcement Foundation and as the President of the NY State Troopers PBA Signal 30 Fund. Mr. Lewin has served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas. Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin’s leadership skills and extensive management experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Henry Yu was appointed as a director of the Company on July 1, 2011. In October of 2015, Henry joined Asian Investors Consortium as an Executive Director. Asian Investors Consortium of Asia invests in projects in Greater China and in Asia Pacific. Henry is also a Senior Advisor to ChinaPlus Capital Ltd of Shanghai, a company that focuses on bridging US/China business. Yu, a seasoned banker of about 34 years, has had an excellent banking career covering domestic banking and global business. He was Managing Director of the Global Financial Institutions of Fifth Third Bank from 2012-September of 2015. Previous affiliation included Bank of America in HK, Comerica Bank, National City Bank, SunTrust Bank, Standard Chartered Bank China, and East West Bank. Henry is a well-rounded banker having been involved in Investment Banking, Commercial and International Multinational Lending, Treasury Management, Credit Administration, Compliance, Foreign bank relationship management, Trade Finance, and Global Supply Chain. From 2003 through 2007, Yu held Series 7 and 62 Certification from the Financial Industry Regulatory Authority. Henry Yu is also an avid volunteer promoting U.S./China and U.S./Emerging Markets business relationships and transactions. Through Henry’s 25 plus years of coverage on Emerging Markets, Asia, and in particular Greater China, he is a frequent speaker and lecturer on Asian/U.S./China business to universities in Georgia (Emory University, Georgia Tech, Georgia State University, Kennesaw State University, Georgia Perimeter College), and universities in China, namely Sichuan University, Suzhou Institute, Jiliang University, and Jinan University. Henry chairs the Advisory Board of the National Association of Chinese-Americans, and is a member of the Global Commerce Council of the Metro Atlanta Chamber. A believer in education and mentorship, Henry sits on the Asian Studies Board of Kennesaw State University, a member of Georgia State University’s China Task Force, and Trustee of Georgia Perimeter College’s Foundation Board. Henry is also President of the Hong Kong Association of Atlanta, and works closely with the NYC Office of the HK Economic & Trade Office in NYC. Henry received his BA degree in Economics in 1978 from the University of Michigan and MBA in Finance from the University of Detroit in 1980. Married to wife Elaine, the Yu’s have daughters Amanda and Vivian. Mr. Yu’s leadership skills and extensive financial experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

The following is the bio of our current executive officer who is not a director nominee. According to the SEC rules, we are required to include the information of the Company’s executive officers in the proxy statement.

Zhu Xiaoying, age 48, was appointed as interim Chief Financial Officer, effective January 29, 2019. Ms. Zhu has been engaged in the financial management industry for over 20 years. She has extensive experience in the financial management of publicly traded companies. From October 2003 to June 2007, Ms. Zhu was the Chief Financial Officer of Zhejiang Kandi Vehicle Co., Ltd.; from June 29, 2007 to April 30, 2015, Ms. Zhu served as the Company’s Chief Financial Officer and director. After her time as Kandi’s Chief Financial Officer, she returned to Zhejiang Kandi Vehicle Co., Ltd. as its Chief Financial Officer, where she is currently employed. Prior to 2003, Ms. Zhu served as a financial manager at Zhejiang YongKang Auto Manufacturing Company. Ms. Zhu graduated from Hangzhou University of Electronic Technology with a degree in accounting in July 1992 and obtained the EMBA certificate from Hong Kong Polytechnic University in 2011. Ms. Zhu has obtained qualification certificate of the chief financial officer, the international registered internal auditor (CIA) qualification certificate, the CMMA international registered management accountant qualification certificate, and the national first-level credit manager qualification certificate in China.

The Board of Directors recommends that the stockholders vote “FOR” the election of each of the director nominees named in this proxy statement.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Marcum Bernstein & Pinchuk LLP (“MBP”) as the Company’s independent auditor for the fiscal year ended December 31, 2019, and has further directed that management submit the selection of MBP for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Neither representatives of MBP nor of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China”), our former independent auditor are expected to be present at the Annual Meeting, either in person or by teleconference.

On October 7, 2019, the Company and BDO China mutually elected not to continue the engagement of BDO China serving as the Company’s independent registered public accounting firm. On the same date, the Company engaged MBP as its new independent registered public accounting firm.

The principal accountant’s reports of BDO China on the financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through October 7, 2019, there were no disagreements with BDO China on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO China, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through October 7, 2019, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the subsequent interim period through October 7, 2019, neither the Company nor anyone on its behalf consulted with MBP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that MBP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of MBP.

The Board of Directors recommends a vote “FOR” the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2019.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Company is seeking a non-binding advisory vote from its stockholders to approve the compensation of the Company’s executive officers as described under “Executive Compensation” and the tabular disclosure regarding our named executive officers’ compensation (together with the accompanying narrative disclosure) in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our executive officers’ compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described pursuant to applicable SEC rules in this proxy statement.

The Company believes that its compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of the Company’s stockholders and are competitive. Our principal compensation policies, which enable it to attract and retain talented executive officers to lead the Company in the achievement of our business objectives, include:

●	The Company makes annual cash compensation decisions based on assessment of our performance against measurable financial goals, as well as each executive’s individual performance.

●	The Company emphasizes long-term incentive compensation awards that collectively reward executive officers based on our performance, external and internal peer equity compensation practices, and the executive officer’s job responsibilities.

●	The Company designs pay practices to retain a highly talented and experienced senior executive team.

●	The Company encourages stock ownership by our senior executive officers.

As a result, the Company is presenting this proposal, which gives you as a stockholder the opportunity to approve, on an advisory basis, the Company’s executive officer compensation as disclosed in this proxy statement under the heading entitled “Executive Compensation” by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in this proxy statement (which disclosure includes the compensation tables and the accompanying narratives within the Executive Compensation section).”

Vote Required; Board of Directors Recommendation

This Say-on-Pay proposal is advisory and non-binding. To be approved, on a non-binding advisory basis, this proposal must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the annual meeting. However, the approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s named executive officers and on whether, and if so, how to address stockholder disapproval remains with the Board and the Compensation Committee. Brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on Proposal 3.

The Board of Directors believes that the compensation of the executive officers is appropriate and recommends a vote “FOR” the approval of the executive compensation as disclosed in the proxy statement including the compensation tables and the accompanying narratives within the Executive Compensation section.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Mr. Hu has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2007. Our Board continues to believe there are important advantages to Mr. Hu serving in both roles at this time. Mr. Hu is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Hu provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. Further, four of our six current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Jerry Lewin, Chen Liming, Henry Yu and Lin Yi meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2018 fiscal year, our independent directors met 4 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2018, the Board held 2 meetings and acted through unanimous consent on 2 different occasions. In addition, the Audit Committee held 4 meetings and acted through unanimous consent on 1 occasion; the Nominating and Corporate Governance Committee acted through unanimous consent on 1 occasion; and the Compensation Committee acted through unanimous consent on 1 occasion. During the year ended December 31, 2018, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then-sitting Board members attended the annual meeting for the year ended December 31, 2017.

Audit Committee

The Audit Committee currently consists of Henry Yu, Jerry Lewin and Chen Liming, each of whom is independent under NASDAQ listing standards. Mr. Yu serves as Chairman of our Audit Committee. The Board determined that each of Mr. Yu and Mr. Lewin qualifies as an “audit committee financial expert”, as defined by Item 407 of Regulation S-K and NASDAQ Rule 5605(a)(2). In reaching this determination, the Board made a qualitative assessment of Mr. Yu’s and Mr. Lewin’s level of knowledge and experience based on a number of factors, including formal education and business experience.

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by our independent auditor to the Company are permissible under applicable laws and regulations. During fiscal year 2018, all services requiring pre-approval and performed by our independent auditor were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is available on our website at http://en.kandivehicle.com under the link “Investor Relations”.

Principal Accounting Fees and Services

On October 7, 2019, the Company and BDO China mutually elected not to continue the engagement of BDO China serving as the Company’s independent registered public accounting firm. On the same date, the Company engaged MBP as its new independent registered public accounting firm.

The following table represents the aggregate fees from our former principal accountant, BDO China for the years ended December 31, 2018 and 2017, respectively.

	2018	2017
Audit Fees	$420,000	$370,000
Audit Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$50,000	$5,000
TOTAL FEES	$470,000	$375,000

Audit Fees —This category includes the audit of our annual financial statements and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.

Audit-Related Fees — This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

Tax Fees — This category consists of professional services rendered by the Company’s independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures

All of the services rendered to us by our independent registered public accountants were pre-approved by the Audit Committee.

Compensation Committee

The Compensation Committee currently consists of Chen Liming (Chairman), Henry Yu and Lin Yi, each of whom is independent under NASDAQ listing standards. Mr. Chen currently serves as Chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2018, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NASDAQ Global Select Market and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.en.kandivehicle.com under the link “Investor Relations”.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Compensation Committee Report on Executive Compensation

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the tabular disclosure regarding our named executive officers’ compensation (together with the accompanying narrative disclosure) be included in our definitive proxy statement on Schedule 14A for our Annual Meeting, as filed with the Commission.

Compensation Committee of the Board of Directors
Respectfully submitted,

/s/ Chen Liming (Chairman)

/s/ Henry Yu

/s/ Lin Yi

November 15, 2019

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee Report by reference therein.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Lin Yi (Chairman), Henry Yu and Chen Liming, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2018, Mr. Lin served as Chairman of the Nominating Committee. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which was filed as an exhibit to a Current Report on a Form 8-K, filed November 5, 2007 and is available on our website at www.en.kandivehicle.com under the link “Investor Relations”.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees, any current directors or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten (10) years. Certain putative shareholder class actions beginning March 2017 and purported shareholder derivative actions beginning May 2017 filed against the Company and certain of our current and former directors and officers have been disclosed in the Company’s prior quarterly reports and the Annual Report.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Kandi Technologies Group, Inc., at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Ethics is available on our website (http://en.kandivehicle.com). A copy of our Code of Ethics will be provided to you without charge upon written request to Zhu Xiaoying, Kandi Technologies Group, Inc., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of November 1, 2019, relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. The applicable percentages of ownership are based on an aggregate of 52,839,441 shares of our Common Stock outstanding on November 1, 2019.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Named Executive Officers, Directors, and Nominees:
Hu Xiaoming	Common Stock	14,226,481	(1)	26.92%
Zhu Xiaoying	Common Stock	653,992		1.24%
Henry Yu	Common Stock	114,136		*
Jerry Lewin	Common Stock	80,000		*
Chen Liming	Common Stock	-		-
Lin Yi	Common Stock	-		-
Zhu Feng	Common Stock	-		-

All officers and directors		15,074,609		28.53%

Other 5% Stockholders:
Excelvantage Group Limited (2)	Common Stock	12,821,404	(3)	24.26%

*	Less than 1%

(1)	Includes (i) 1,405,077 shares owned directly by Mr. Hu, (ii) 12,821,404 shares owned by Excelvantage Group Limited. As reflected in footnote (1), Mr. Hu may be deemed to be the beneficial owner of these shares.

(2)	Principal offices located at Jinhua City Industrial Zone, Jinhua City, Zhejiang Province, China 321016.

(3)	On March 29, 2010, Hu Xiaoming, our Chief Executive Officer, President and Chairman of the Board of Directors, became the sole stockholder of Excelvantage Group Limited. Through his position as the sole stockholder in Excelvantage Group Limited, Mr. Hu has the power to dispose of or direct the disposition of the shares of common stock in Excelvantage Limited Group. As a result, Mr. Hu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and beneficial owners of greater than ten percent (10%) of a registered class of the Company’s equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2018, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met, except for the following:(i) Hu Xiaoming did not timely file Form 4 after being issued 90,000 shares on April 21, 2018, however, the Form 4 corresponding to this transaction was subsequently filed on June 29, 2018. Additionally, Mr. Hu did not timely file Form 4 after acquiring 37,461 shares on August 3, 2018, however, the Form 4 was subsequently filed August 14, 2018. (ii) Mei Bing did not timely file Form 4 after being issued 2,500 shares on January 10, 2018, however, the Form 4 corresponding to this transaction was filed March 13, 2018. Mr. Mei did not timely file Form 4 after being issued 2,500 shares on April 10, 2018, however, the Form 4 corresponding to this transaction was filed June 29, 2018. Mr. Mei did not timely file Form 4 after being issued 2,500 shares on July 12, 2018 and 2,500 shares on November 9, 2018, however, the Form 4 corresponding to both of these transactions was subsequently filed November 15, 2018. (iii) Henry Yu did not timely file Form 4 after being issued 5,000 shares on February 2, 2018, however, the Form 4 corresponding to this transaction was subsequently filed March 13, 2018. Mr. Yu did not timely file Form 4 after being issued 5,000 shares on August 11, 2018, however, the Form 4 corresponding to this transaction was subsequently filed on August 15, 2018. (iv) Jerry Lewin did not timely file Form 4 after being issued 5,000 shares on February 1, 2018, however, the Form 4 corresponding to this transaction was subsequently filed March 13, 2018. As of the date of this Proxy Statement, all of the filings mentioned above have been made.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2018, 2017 and 2016, by the individuals who served as our Chief Executive Officer and Chief Financial Officer during any part of fiscal year 2018 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2018. The individuals listed in the table below are referred to as the “named executive officers”.

Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)	($)	($)(3)	($)(4)	($)	($)	($)	($)
Hu Xiaoming(1)	2018	$27,213		$459,000	340,056	-	-	-	$826,268
CEO, President and	2017	$26,983		$425,000	1,326,217	-	-	-	$1,778,200
Chairman of the Board	2016	$27,331		$-	3,060,500	-	-	-	$3,087,831

Mei Bing(2)	2018	$180,000	-	$35,000	-	-	-	-	$215,000
Former CFO	2017	$180,000	-	$35,000	-	-	-	-	$215,000
	2016	$30,000	-	$-	-	-	-	-	$30,000

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	Mr. Mei was appointed as CFO of the Company on November 14, 2016 and resigned from his position as CFO on January 29, 2019.

(3)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year.

(4)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year

Salary and Incentive Compensation

In fiscal 2018, the primary components of our executive compensation programs were base salary and equity compensation.

Salary

We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. At the end of the year, each executive’s performance is evaluated by our Compensation Committee, which takes into account the individual’s performance, responsibilities of the position, adherence to our core values, experience, and external market conditions and practices.

Incentive Compensation

We believe it is a customary and competitive practice to include an equity-based element of compensation to the overall compensation package for our named executive officers. We believe that a significant portion of the compensation paid to our named executive officers should be performance-based and therefore at risk. Awards made are granted under the Kandi Technologies Group, Inc. Omnibus Long-Term Incentive Plan (the “Plan”).

At our 2008 annual meeting of shareholders, our stockholders approved the adoption of the Plan. At our 2008 annual meeting of shareholders, our stockholders approved the adoption of the Plan. As of December 31, 2018, options to purchase 2,600,000 shares were granted under the Plan to the Company’s employees and directors prior to 2015, of which 2,593,332 have been exercised, and 6,668 have been forfeited.

On December 30, 2013, the Board of Directors approved a proposal (as submitted by the Compensation Committee) of an award for selected executives and other key employees comprising a total of 335,000 for each fiscal year beginning with the 2013 fiscal year under the Plan to be delivered upon the Company’s determination that the Company’s “Non-GAAP Net Income” for the fiscal year increased by 10%. “Non-GAAP Net Income” means the Company’s net income for a particular year calculated in accordance with GAAP, excluding option-related expenses, stock award expenses, and the effects caused by the change of fair value of financial derivatives. For example, if Non-GAAP Net Income for the 2013 fiscal year increases by 10% compared to the Non-GAAP Net Income for the 2012 fiscal year, the selected executives and other key employees will each be granted his or her target amount of common stock of the Company at the end of March 2014. If Non-GAAP Net Income in 2013 is less than Non-GAAP Net Income in 2012, then no common stock will be granted. If Non-GAAP Net Income in 2013 increases compared to Non-GAAP Net Income in 2012 but the increase is less than 10%, then the target amount of the common stock grant will be proportionately decreased. If Non-GAAP Net Income in 2013 increases compared to Non- GAAP Net Income in 2012 but the increase is more than 10%, then the target amount of the common stock grant will be proportionately increased.

On July 25, 2014, the Board of Directors approved a proposal submitted by the Compensation Committee to modify the languages of stock awards in the Board Resolution of December 30, 2013. The modification was to replace the languages of “in the future years the stock grant amount will be adjusted accordingly based on the Non-GAAP net income in 2013 and the Exhibit A attached hereto; if the Non-GAAP net income in one year is less than the Non-GAAP net income in the previous year, then no stock will be granted in that year; if the Non-GAAP net income continues increasing, the stock grant amount will increase according to the Non-GAAP net income increase percentage” with the languages of “in the future years if the Non-GAAP net income in one year increases 10% compared with the previous year, the total amount of stock listed in the Exhibit A attached to the original Resolutions will be granted to certain employees (management of the Company is authorized to determine list of employees and stock amount rewarded based on position adjustment of employees, performance and tenure of each employee in that year); if the Non-GAAP net income in one year is less than the Non-GAAP net income in the previous year, then no stock will be granted in that year; if the Non-GAAP net income in one year is 10% less than or 10% more than the Non-GAAP net income in the previous year, then the stock grant amount will decrease or increase according to the Non-GAAP net income decrease or increase percentage, but the total amount rewarded may not be over 200%.”

On May 20, 2015, the shareholders of the Company approved an increase of 9,000,000 shares under the Plan at its annual meeting. The fair value of each award granted under the Plan is determined based on the closing price of the Company’s stock on the date of grant of the award. To the extent that the performance goal is not met and so no shares become due, no compensation cost is recognized and any recognized compensation cost during the applicable year is reversed. The number of shares of common stock granted under the Plan with respect to fiscal 2014 was 670,000 shares based on the Non-GAAP Net Income of the year of 2014. The compensation expense is recognized in General and Administrative Expenses. On April 23, 2015 and June 7, 2015, the Company granted 550,000 shares and 120,000 shares, respectively, to the senior management and key employee as year 2014 performance awards. On April 13, 2016, the Company granted 670,000 shares to the senior management and key employee as year 2015 performance awards. In February 2017, the Board of Directors authorized the Company to grant 246,900 shares to a list of management members as compensation for their past services pursuant to Section 11 of the Company’s 2008 plan. On September 26, 2016, the Board approved to terminate the previous Board’s Pre-Approved Award Grant Sub-Plan under the 2008 Plan and adopted a new plan to reduce the total number of shares of common stock of the stock award for selected executives and key employees from 335,000 shares of common stock to 250,000 shares of common stock for each fiscal year and the other terms were as same as before.

On May 29, 2015, the Compensation Committee of the Board of Directors of the Company approved the grant of stock options to purchase 4,900,000 shares of common stock at an exercise price of $9.72 per share to the Company’s senior staff. The stock options will vest ratably over three years and expire on the tenth anniversary of the grant date. As of December 31, 2018, no option shares were exercised. The granted stock option to the directors and officers are as below:

Name	stock options
Hu Xiaoming	900,000

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table sets forth information regarding all unexercised, outstanding equity awards held, as of December 31, 2018, by those individuals who served as our named executive officers during any part of fiscal year 2018.

Name	Number of Securities underlying Unexercised Exercisable	Number of Securities underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hu Xiaoming (1)(2)	900,000	-	-	$9.72	5/28/2025	-	-	-	-

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	The grant date fair value of each share of common stock option is $9.72, calculated in accordance with FASB Topic 718.

Employment Agreements

We have employment agreements with our named executive officers. The agreements provide an annual salary for Mr. Hu and Mr. Mei, with bonuses to be decided at the discretion of our Board at year-end. The employment agreements for Mr. Hu has a three (3) year term, ending on June 9, 2020, and the employment agreements for Mr. Mei has a three (3) year term, ending on November 13, 2019. Mr. Mei resigned from his position as the Company’s CFO on January 29, 2019.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the remaining portion of the executive officer’s salary.

Director Compensation (excluding Named Executive Officers)

The following table sets forth certain information regarding the compensation earned by or awarded during the 2018 fiscal year to each of our directors (excluding named executive officers):

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($) (1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Lin Yi	$8,725	-	-	-	-	-	$8,725

Henry Yu	$24,000	18,100	-	-	-	-	$42,100

Jerry Lewin	$24,000	26,500	-	-	-	-	$50,500

Chen Liming	$9,071	-	-	-	-	-	$9,071

Zhu Feng	$8,725	-	-	-	-	-	$8,725

(1)	The amounts in these columns represent the aggregate grant date fair value of stock awards granted to our non-named executive officer directors during the fiscal year ended December 31, 2018, in accordance with ASC Topic 718. In connection with his appointment to the Board of Directors in July 2011, the Board of Directors authorized the Company to issue to Mr. Yu with 5,000 shares of Company’s restricted common stock every six months, par value $0.001. The closing stock price at the grant date is $2.65 per share. Similarly, in August 2011, the Board of Directors authorized the Company to issue to Mr. Lewin with 5,000 shares of Company’s restricted common stock every six months, par value $0.001. The closing stock price at the grant date is $1.81 per share. As of December 31, 2018, 70,000 shares of restricted common stock had been issued to Mr. Lewin and Mr. Yu, respectively.

(2)	In setting director compensation, we consider the significant amount of time that directors spend fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Certain directors receive a monthly fee as follows: (i) Lin Yi receives a monthly fee of RMB 5,000 (approximately $740) starting May 2017; (ii) Jerry Lewin receives a monthly fee of $2,000; (iii) Henry Yu receives a monthly fee of $2,000; and (iv) Chen Liming receives a monthly fee of RMB 5,000 (approximately $740) starting 2014.

The aggregate number of stock options and restricted outstanding, as of December 31, 2018, for each of the non-named executive officer directors were as follows:

Name	Options	Restricted stock

Henry Yu	0	102,836
Chen Liming	0	0
Lin Yi	0	0
Jerry Lewin	0	70,000
Zhu Feng	0	0

RELATED PARTY TRANSACTIONS

The Board must approve all related party transactions. All material related party transactions will be made or entered into on terms that are no less favorable to the Company than can be obtained from unaffiliated third parties.

The following table lists sales to related parties (other than Kandi Electric Vehicles Group Co., Ltd. and its subsidiaries) for 2018, 2017 and 2016:

	Year Ended
	December 31,
	2018	2017	2016
Zhejiang ZuoZhongYou Electric Vehicle Service Co., Ltd. (the “Service Company”)	-	-	3,913,031
Total	$-	$-	$3,913,031

The details for amount due from related parties (other than Kandi Electric Vehicles Group Co., Ltd. and its subsidiaries) as of the December 31, 2018 and 2017 were as below:

	December 31,	December 31,
	2018	2017
Service Company	-	162,048
Total due from related party	$-	$162,048

The Company previously had a 9.5% ownership interest in the Service Company and Mr. Hu, Chairman and CEO of the Company, has a 13% ownership interest in the Service Company. In June 2018, Kandi Vehicles transferred its 9.5% ownership interest in the Service Company to Geely Group, Ltd.. As a result of this transaction, the amounts due from related parties in connection with the Service Company were transferred to accounts receivable. The main transactions between the Company and the Service Company are purchases by the Service Company of batteries and electric vehicle parts.

Procedures For Approval of Related Party Transactions

According to the company policy of Related-Party Transaction (the “Policy”), a “Related Transaction” is “any transaction, includes, but not limited to, any financial transaction, arrangement, relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, and the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest”. The Policy’s definition of a “Related Party” is in line with the definition set forth in the instructions to Item 404(a) of Regulation S-K promulgated by the SEC.

Under the Policy, The Company’s proposed material related transaction with related person shall be submitted to the Board for consideration and discussion after independent director presents his/her approval opinion beforehand. The Audit Committee shall conduct audit on the related transaction and develop a written opinion, and can engage independent finance advisor to issue a report as a basis of its judgment, then submit it to the Board. The Policy states that the Board meeting can be held as long as non-affiliated directors over half of the Board attend, and any resolution made by the Board must be approved by over half of non-affiliated directors.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://en.kandivehicle.com under the links “Investor Relations -- Corporate Governance”.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China”), our former independent registered public accounting firm. The Audit Committee has discussed BDO China’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from BDO China required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with BDO China its independence. The members of the Audit Committee considered whether the services provided by BDO China, for the year ended December 31, 2018, are compatible with maintaining its independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC and the Board approved that recommendation.

/s/ Henry Yu (Chairman)
/s/ Jerry Lewin
/s/ Chen Liming

November 15, 2019

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Attn: Zhu Xiaoying at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China. You may also access these filings at our web site under the investor relations link at http://en.kandivehicle.com.

ANNUAL REPORT

A copy of the Company’s Annual Report, which has been filed with the SEC pursuant to the Exchange Act, is included with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Kandi Technologies Group, Inc., Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

November 15, 2019	/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board, President and
Chief Executive Officer

Exhibit A

Notice and Access Card

*** Exercise Your *Right* to Vote ***

KANDI TECHNOLOGIES GROUP, INC.

KANDI TECHNOLOGIES GROUP, INC.
ATTN: KEWA LUO
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10169

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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Meeting Information

Meeting Type: Annual Meeting
For holders as of: November 01, 2019
Date: December 30, 2019 **Time:** 7:00 AM EST
Location: Building 11, West Floor 1
1 Jiaogong Road, Xihu District
Hangzhou City
Zhejiang Province, China 310012

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Proxy Statement   2. Annual Report on Form 10-K

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Internal Use Only

0000432111_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

Nominees

01 Hu Xiaoming	02 Sun Chenming	03 Wang Lin	04 Chen Liming	05 Lin Yi
06 Jerry Lewin	07 Henry Yu			

The Board of Directors recommends you vote FOR proposals 2 and 3.

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NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000432111_4 R1.0.1.18

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Exhibit B

Proxy Card

KANDI TECHNOLOGIES GROUP, INC.
ATTN: KEWA LUO
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10169

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on December 29, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on December 29, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect seven directors, each to serve until the Annual Meeting of Stockholders for the year ended December 31, 2019;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Hu Xiaoming 02 Sun Chenming 03 Wang Lin 04 Chen Liming 05 Lin Yi
06 Jerry Lewin 07 Henry Yu

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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0000432112_1 R1.0.1.18

KANDI TECHNOLOGIES GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 30, 2019

The undersigned hereby appoints Hu Xiaoming and Zhu Xiaoying, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies Group, Inc. (the "Company"), at its Annual Meeting of Stockholders, for the Fiscal Year ended December 31, 2018 to be held at our principal executive offices, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China 310012 on December 30, 2019 at 7 a.m. E.T. (8 p.m. Local Time December 30, 2019), and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION; THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000432112_2 R1.0.1.18